UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2015

Kansas City Life Insurance Company
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	001-33348 (Commission File Number)	44-0308260 (I.R.S. Employer Identification No.)

3520 Broadway
Kansas City, Missouri 64111-2565
(Address of principal executive office)(Zip Code)

(816) 753-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of shareholders on Tuesday, December 15, 2015, at which meeting the Company's shareholders voted upon the following matters:

1.
A proposal to approve, subject to final action by the Board of Directors, an amendment to the Company's Articles of Incorporation, whereby the Company will effect a 1-for-250 Reverse Stock Split of its Common Stock, and as a result of which each shareholder owning of record fewer than 250 shares of Stock before the Reverse Stock Split will have such shares cancelled and converted into the right to receive $52.50 for each such share held of record prior to the Reverse Stock Split in lieu of receiving a fractional post-Reverse Stock Split share of Stock; and

2.
A proposal to approve, subject to shareholder approval of Proposal 1 above and final action by the Board of Directors, an amendment to the Company's Articles of Incorporation to take effect immediately following the Reverse Stock Split, whereby the Company will effect a 250-for-1 Forward Stock Split of each one issued and outstanding share of its Common Stock (and including each fractional share of Stock in excess of one share).

Approval of the Reverse Stock Split

At the special meeting, the proposed amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split of our Stock was approved.  The following is a summary of the votes cast at the special meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of the amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split	9,002,705	1,090,347	21,244

There were no broker non-votes with respect to this matter.

Approval of the Forward Stock Split

At the special meeting, the proposed amendment to the Articles of Incorporation to effect the Forward Stock Split of our Stock was approved.  The following is a summary of the votes cast at the special meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of the amendment to the Company's Articles of Incorporation to effect the Forward Stock Split	9,001,909	1,083,985	28,403

There were no broker non-votes with respect to this matter.

Additional information regarding the special meeting is contained in our proxy statement dated November 15, 2015.

Following the shareholder meeting, the Board of Directors authorized the Company to file on December 16, 2015 with the Department of Insurance and the Secretary of State of the State of Missouri:

●	A Certificate of Amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split at 6:00 p.m. Central Time on December 16, 2015; and

●	A Certificate of Amendment to the Company's Articles of Incorporation to effect the Forward Stock Split at 6:01 p.m. Central Time on December 16, 2015.

Item 8.01	Other Events.

The Company issued a press release regarding the results of the shareholder vote, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated December 15, 2015.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the use of words such as "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and variations thereof or of similar expressions.  All forward-looking statements included in this report are based on information available to us on the date hereof.  Such forward-looking statements involve a number of assumptions, risks and uncertainties that could cause the actual results of the Company to differ materially from those matters expressed in or implied by such forward-looking statements.  They involve known and unknown risks, uncertainties, and other factors, which are in some cases beyond the control of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY

By:	/s/ A. Craig Mason Jr.
A. Craig Mason Jr.
Senior Vice President, General Counsel and Secretary

Date:  December 15, 2015